UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

DEL GLOBAL TECHNOLOGIES CORP.

(Name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

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DEL GLOBAL TECHNOLOGIES CORP

100 Pine Aire Drive

Bay Shore, New York 11706

May     , 2010

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of Del Global Technologies Corp., a New York corporation, (the “Company”) to be held on             , 2010, at [            ] local time, at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street, New York, New York 10022.

The principal business matters to be considered at the meeting will be proposals (1) to approve an amendment to our Certificate of Incorporation, as amended (“Certificate of Incorporation”) to increase the aggregate number of shares of common stock authorized to be issued by the Company from 50,000,000 to 100,000,000; (2) to approve amendments to our Certificate of Incorporation whereby the Company will effect a reverse stock split at a ratio of not less than one-for-[    ], nor more than one-for-[    ], at any time prior to [            ], with the exact ratio to be determined by the Board of Directors (the “Reverse Stock Split”) such that shareholders owning of record fewer than [            ] shares of common stock, par value $0.10 per share (the “Common Stock”) (assuming the maximum ratio) will have such shares cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Reverse Stock Split, followed by a forward stock split at a ratio of not more than [    ]-for-one and not less than [    ]-for-one, at any time prior to [            ], with the exact ratio to be determined by the Board of Directors (the “Forward Stock Split” and together with the Reverse Stock Split, the “Reverse/Forward Stock Split”) such that all fractional shares remaining following the Forward Stock Split will be cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Reverse/Forward Stock Split; (3) to approve an amendment to our Certificate of Incorporation whereby the Company’s name shall change to DGT Holdings Corp.; and (4) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Details of the proposals are set forth in the enclosed proxy statement, which you are urged to read carefully. The Board of Directors believes that the proposals are in the best interests of the Company and its shareholders. In arriving at its decision to recommend the proposals, the Board of Directors carefully reviewed and considered the terms and conditions of the proposals and the factors described in the enclosed proxy statement.

Your Board of Directors has unanimously approved each of the proposals and recommends that the holders of common stock vote FOR the approval of each of the proposals. As of the Record Date, Steel Partners Holdings, L.P. and Warren G. Lichtenstein, collectively a beneficial holder of over 5% of our shares of Common Stock, and members of our Board of Directors and the executive officers (collectively, the “Affiliated Shareholders”) held a total of approximately 28.96% of the Common Stock entitled to vote at the

i

special meeting. The Affiliated Shareholders have indicated that they will vote “FOR” each of the Proposals described in this proxy statement.

The Board of Directors has fixed             , 2010 as the record date for the special meeting. Only shareholders of record at the close of business on that date will receive notice of and be entitled to vote at the special meeting. All shareholders are cordially invited to attend the special meeting.

If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Simply attending the special meeting, however, will not revoke your proxy; you must vote at the special meeting. If you do not attend the special meeting, you may still revoke your proxy at any time prior to the special meeting by providing a later dated proxy or by providing written notice of your revocation to our company’s Secretary. Your prompt cooperation will be greatly appreciated.

By Order of the Board of Directors

John J. Quicke
President and Chief Executive Officer

If it is convenient for you to do so, we hope you will attend the meeting. If you cannot attend, we urge you to mark, sign, date and return the enclosed proxy statement as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the transaction proposed herein or determined if this Proxy Statement is truthful or complete. The Commission has not passed upon the fairness or merits of the transactions contemplated hereby nor upon the accuracy or adequacy of the information contained in this Proxy Statement. Any representation to the contrary is a criminal offense.

Important Notice Regarding the Availability of Proxy Materials for the Del Global

Technologies Corp. Special Meeting of Shareholders to be Held on [        ] [    ], 2010

The Proxy Statement, our form of proxy card, and our annual report on Form 10-K for the

fiscal year ended August 1, 2009 are available on the Internet at [            ].

DEL GLOBAL TECHNOLOGIES CORP

100 Pine Aire Drive

Bay Shore, New York 11706

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Special Meeting of Shareholders of Del Global Technologies Corp., a New York corporation, (the “Company”) will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located in Park Avenue Tower, 65 East 55th Street, New York, New York 10022 on [        ], [    ], 2010 at [            ], local time, or at the adjournment or postponement thereof, for the following purposes:

1. To approve an amendment to our Certificate of Incorporation, as amended (“Certificate of Incorporation”) to increase the aggregate number of shares of common stock authorized to be issued by the Company from 50,000,000 to 100,000,000;

2. To approve amendments to our Certificate of Incorporation whereby the Company will effect a reverse stock split at a ratio of not less than one-for-[    ], nor more than one-for-[    ], at any time prior to [            ], with the exact ratio to be determined by the Board of Directors (the “Reverse Stock Split”) such that shareholders owning of record fewer than [            ] shares of common stock, par value $0.10 per share (the “Common Stock”) (assuming the maximum ratio) will have such shares cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Reverse Stock Split, followed by a forward stock split at a ratio of not more than [    ]-for-one and not less than [    ]-for-one, at any time prior to [            ], with the exact ratio to be determined by the Board of Directors (the “Forward Stock Split” and together with the Reverse Stock Split, the “Reverse/Forward Stock Split”) such that all fractional shares remaining following the Forward Stock Split will be cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Reverse/Forward Stock Split;

3. To approve an amendment to our Certificate of Incorporation whereby the Company’s name shall change to DGT Holdings Corp; and

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on [            ], 2010 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available for inspection at our offices. If you have any further questions concerning the meeting or any proposals, please contact Mark Zorko at (631) 231-6400.

By Order of the Board of Directors,

JOHN J. QUICKE
President and Chief Executive Officer

Bay Shore, New York

May 14, 2010

Page
General Information	1
The Special Meeting.	1
Record Date and Voting.	1
Purposes of the Meeting.	1
Quorum.	2
Abstentions and Broker Non-Votes.	2
Voting of Proxies.	2
Attendance at the Meeting.	3
Costs of Solicitation.	3
Certain Financial Information.	3

Information About Del Global Technologies Corp.	4
Market Information	4

Security Ownership of Certain Beneficial Owners	5

Security Ownership of Directors and Management	6

Proposal No. 1 — Amendment to the Company’s Certificate of Incorporation to increase from 50,000,000 shares to 100,000,000 shares the aggregate number of shares of common stock to be issued by the company	7
General	7
Possible Effects of the Proposed Amendment to the Certificate of Incorporation	8
Vote Required	8
Appraisal and Dissenters’ Rights	9

Proposal No. 2 — Amendments to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split Followed by a Forward Stock Split of the Company’s Common Stock	10
General	10

Background and Purpose of the Reverse/Forward Stock Split	11

Certain Risk Factors Associated with the Reverse/Forward Stock Split	12

Impact of the Proposed Reverse/Forward Stock Split if Implemented	13

Board Discretion to Implement the Reverse/Forward Stock Split	15
Payment for Fractional Shares	15
Effect on Beneficial Holders of Common Stock (i.e. Shareholders Who Hold in “Street Name”)	16
Effect on Registered “Book-Entry” Holders of Common Stock (i.e. Shareholders that are Registered on our Transfer Agent’s Books and Records but do not Hold Stock Certificates)	17
Accounting Matters	17
Exchange of Certificates	17

v

Certain Federal Income Tax Consequences	18
Effect of Reverse/Forward Stock Split	18
Vote Required	18
Appraisal and Dissenters’ Rights	19
Auditors	19

Proposal No. 3 — Approval of an Amendment to the Certificate of Incorporation to Change the Company’s Name from “Del Global Technologies Corp.” To “DGT Holdings Corp.”	20
General	20
Effect of Amendment	20
Vote Required	20
Appraisal and Dissenters’ Rights	21

Other Information	22
Shareholder Proposals	22

Documents Incorporated By Reference	23

Special Note Regarding Forward-Looking Statements	23

Annex A: Proposed Form of Amendment to Certificate of Incorporation to increase from 50,000,000 shares to 100,000,000 shares the aggregate number of shares of common stock to be issued by the company	A-1

Annex B-1: Proposed Form of Amendment to Certificate of Incorporation to Effect Reverse Stock Split	B-1

Annex B-2: Proposed Form of Amendment to Certificate of Incorporation to Effect Forward Stock Split	B-3

Annex C: Proposed Form of Amendment to Certificate of Incorporation to Effect Name Change	C-1

GENERAL INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on [            ], 2010

The Special Meeting.

The Board of Directors of Del Global Technologies Corp. (the “Company”) is soliciting proxies in the accompanying form to be used at the special meeting of shareholders to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located in Park Avenue Tower; 65 East 55th Street; New York, New York 10022 on [                            ] at [            ] local time, or at any adjournment or postponement of the meeting. This Proxy Statement contains information about the items being voted on at the special meeting. It is anticipated that the Proxy Statement and the proxy will first be made available to shareholders on or about [                    ].

Record Date and Voting.

The Board of Directors fixed the close of business on [            ], [            ], [    ], 2010, as the record date (the “Record Date”) for the determination of holders of outstanding shares of the Company entitled to notice of and to vote on all matters presented at the Special Meeting. Such shareholders will be entitled to one vote for each share held on each matter submitted to a vote at the Special Meeting. On the Record Date, there were [            ] shares of the Company’s common stock, $0.10 par value per share (the “Common Stock”), issued and outstanding, each of which is entitled to one vote on each matter to be voted upon. Shareholders may vote in person or by proxy.

Purposes of the Meeting.

The principal business matters to be considered at the meeting will be proposals (1) to approve an amendment to our Certificate of Incorporation, as amended (“Certificate of Incorporation”) to increase the aggregate number of shares of common stock authorized to be issued by the Company from 50,000,000 to 100,000,000 (the “Authorized Share Amendment”); (2) to approve amendments to our Certificate of Incorporation whereby the Company will effect a reverse stock split at a ratio of not less than one-for-[    ], nor more than one-for-[    ], at any time prior to [                    ], with the exact ratio to be determined by the Board of Directors (the “Reverse Stock Split”) such that shareholders owning of record fewer than [            ] shares of Common Stock (assuming the maximum ratio) will have such shares cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Reverse Stock Split, followed by a forward stock split at a ratio of not more than [    ]-for-one and not less than [    ]-for-one, at any time prior to [                    ], with the exact ratio to be determined by the Board of Directors (the “Forward Stock Split” and together with the Reverse Stock Split, the “Reverse/Forward Stock Split”) such that all fractional shares remaining following the Forward Stock Split will be cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Forward Stock Split; (3) to approve an amendment to our Certificate of Incorporation whereby the Company’s name shall change to DGT Holdings Corp. (the “Name Change Amendment”); and (4) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Quorum.

The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” a matter are treated as being present at the Special Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting with respect to such matter.

Abstentions and Broker Non-Votes.

Broker “non-votes” and the shares of Common Stock as to which a shareholder abstains are included for purposes of determining whether a quorum of shares of Common Stock is present at a meeting. A broker “non-vote” occurs when a nominee holding shares of Common Stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Neither broker “non-votes” nor abstentions are included in the tabulation of the voting results on the Authorized Share Amendment, the Reverse/Forward Stock Split and the Name Change Amendment and will have the effect of a vote against the Authorized Share Amendment, the Reverse/Forward Stock Split and the Name Change Amendment.

Voting of Proxies.

The Board of Directors of the Company is asking for your proxy. Giving the Board of Directors your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the proposals to approve the Authorized Share Amendment, the Reverse/Forward Stock Split and the Name Change Amendment. If you “ABSTAIN,” from voting on the proposals to approve the Authorized Share Amendment, the Reverse/Forward Stock Split and/or the Name Change Amendment, it has the same effect as a vote “AGAINST.” All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted FOR the Authorized Share Amendment, the Reverse/Forward Stock Split and Name Change Amendment and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the Special Meeting. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivering to the Secretary of the Company a written instrument that revokes the proxy or a validly executed proxy with a later date, or by attending the Special Meeting and voting in person. The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the Authorized Share Amendment, the Reverse/Forward Stock Split and Name Change Amendment. As of the Record Date, there were [            ] shares of the Company’s Common Stock issued and outstanding. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendment or variation or of any matters expected to come before the Special Meeting which are not referred to in the accompanying Notice of Special Meeting.

Attendance at the Meeting.

Only holders of Common Stock, their proxy holders and the Company’s invited guests may attend the Special Meeting. If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and identification with a photo at the Special Meeting. For example, you could bring an account statement showing that you beneficially owned shares of Common Stock of the Company as of the Record Date as acceptable proof of ownership.

Costs of Solicitation.

The cost of soliciting proxies will be borne by the Company. Such costs include the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of Common Stock. In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation; and may be made in person or by telephone or telegraph. No additional compensation will be paid to any director, officer or employee of the Company for such solicitation.

Certain Financial Information.

Please take note that the Company’s Annual Report on Form 10-K for the fiscal year ended August 1, 2009 (the “2009 Annual Report”) (without exhibits) is available on the Internet along with this Proxy Statement at [                    ].

Any shareholder of the Company may obtain without charge copies of the 2009 Annual Report and this Proxy Statement, including the Company’s certified financial statements and any exhibits, as filed with the SEC, by writing to the Corporate Secretary, Del Global Technologies Corp., 100 Pine Aire Drive, Bay Shore, New York 11706.

INFORMATION ABOUT DEL GLOBAL TECHNOLOGIES CORP.

Market Information

Effective May 11, 2007, our common stock commenced trading on the Over the Counter “OTC” Bulletin Board under the symbol “DGTC.OB”. Prior to that, they had been traded on the “pink sheets,” under the symbol “DGTC.PK”. The OTC is an over-the-counter market which provides significantly less liquidity than established stock exchanges, and quotes for stocks included in the OTC are not listed in the financial sections of newspapers as are those for established stock exchanges. Our securities had been suspended from trading on the NASDAQ National Market on December 19, 2000 because we had not filed an Annual Report for the year ended July 29, 2000 within the SEC’s prescribed time period.

As of May 13, 2010 there were approximately 731 holders of record of our common stock. The following table shows the high and low sales prices per share of our common stock for the past eight quarters, as reported by the over the counter market. The over-the-counter market quotations listed below reflect inter-dealer prices, without retail mark-up, mark down or commission and may not represent actual transactions.

FISCAL PERIOD	HIGH	LOW
FISCAL 2010
First Quarter	$0.70	$0.43
Second Quarter	0.75	0.37
Third Quarter	1.20	0.55
FISCAL 2009
First Quarter	$1.55	$0.80
Second Quarter	1.04	0.45
Third Quarter	0.85	0.28
Fourth Quarter	0.80	0.20

We have not paid any cash dividends, except for the payment of cash in lieu of fractional shares, since 1983. We do not intend to pay any cash dividends in the foreseeable future.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning beneficial ownership of Common Stock of the Company outstanding at May 13, 2010 by each person or entity (including any “Group” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known by the Company to be the beneficial owner of more than five percent of its outstanding Common Stock. The percentage ownership of each beneficial owner is based upon 22,718,306 shares of Common Stock issued and outstanding as of May 13, 2010 plus shares issuable upon exercise of options, warrants or convertible securities (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity. The information presented in this table is based upon the most recent filings with the SEC by such persons or upon information otherwise provided by such persons to the Company.

Name and address of beneficial owner	Amount and nature of beneficial ownership(1)		Percent of Class

Steel Partners Holdings, L.P. Warren G. Lichtenstein c/o Steel Partners II, L.P. 590 Madison Avenue 32nd Floor New York, NY 10022	6,459,321	(2)	28.4%

(1)	Unless otherwise noted, each beneficial owner has sole voting and investment power with respect to the shares shown as beneficially owned by him or it.
(2)	According to information contained in Amendment No. 23 to Schedule 13D filed jointly on March 17, 2010 with the SEC by Mr. Lichtenstein, Steel Partners II, L.P., a Delaware limited partnership (“SP II”), Steel Partners Holdings, L.P., a Delaware limited partnership (“SPH”), Steel Partners LLC, A Delaware limited liability company (“Steel Partners”), Steel Partners II GP LLC, a Delaware limited liability company (“SP II GP”), James R. Henderson and John J. Quicke: (i) as of the close of business on March 15, 2010, SP II owned directly 6,402,029 shares of Common Stock. By virtue of their relationships with SP II, as described below, each of SPH, Steel Partners, SP II GP and Warren G. Lichtenstein may be deemed to beneficially own the Shares owned directly by SP II; and (ii) as of the close of business on March 15, 2010, SPH owned directly 57,292 shares of Common Stock. By virtue of their relationships with SPH, as described below, each of Steel Partners, SP II GP and Warren G. Lichtenstein may be deemed to beneficially own the Shares owned directly by SH. SPH is the sole limited partner of SP II. Steel Partners is the manager of SP II and SPH. SP II GP is the general partner of SP II and SPH. Warren G. Lichtenstein is the manager of Steel Partners and the managing member of SP II GP. James R. Henderson is a Managing Director and operating partner of Steel Partners. Mr. Henderson is also a director of the Company. John J. Quicke is a Managing Director and operating partner of Steel Partners. Mr. Quicke is also President and Chief Executive Officer and a director of the Company.

Security Ownership of Directors and Management

The following table sets forth information concerning beneficial ownership of Common Stock of the Company outstanding at May 13, 2010 by (i) each director; (ii) each Named Executive Officer of the Company and (iii) by all directors and executive officers of the Company as a group. The percentage ownership of each beneficial owner is based upon 22,718,306 shares of Common Stock issued and outstanding as of May 13, 2010, plus shares issuable upon exercise of options, warrants or convertible securities (exercisable within 60 days after said date) that are held by such person or entity, but not those held by any other person or entity. The information presented in this table is based upon the most recent filings with the Commission by such persons or upon information otherwise provided by such persons to the Company.

Name and address of beneficial owner	Amount and nature of beneficial ownership(1)		Percent of Class

Mark A. Zorko	162,500	(2)	*
T. Scott Avila	17,500	(2)	*
James A. Risher	241,500	(2)	1.05%
James R. Henderson(3)	132,250	(2)	*
Merrill A. McPeak	109,741	(2)	*
John J. Quicke(4)	50,000	(2)	*
All Directors and Executive Officers as a group (6 persons)	713,491	(2)	3.06%

*	Represents less than 1% of the outstanding shares of our Common Stock
(1)	Unless otherwise noted, each director and executive officer has sole voting and investment power with respect to the shares shown as beneficially owned by him.
(2)	Includes shares of our common stock which may be acquired upon the exercise of stock options which are presently exercisable or will become exercisable within 60 days of May 13, 2010, in the following amounts: Mark A. Zorko — 102,500, T. Scott Avila — 17,500, James A. Risher — 222,500, James R. Henderson — 132,250, Merrill A. McPeak 68,625 and John J. Quicke — 50,000.
(3)	Mr. Henderson is a Managing Director and operating partner of Steel Partners and disclaims beneficial ownership of the (i) 6,402,029 shares of Common Stock owned directly by SP II and (ii) 57,292 shares of Common Stock owned directly by SPH.
(4)	Mr. Quicke is a Managing Director and operating partner of Steel Partners and disclaims beneficial ownership of the (i) 6,402,029 shares of Common Stock owned directly by SP II and (ii) 57,292 shares of Common Stock owned directly by SPH.

PROPOSAL NO. 1 — AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO INCREASE FROM 50,000,000 SHARES TO 100,000,000 SHARES

THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED BY

THE COMPANY

General

The Board of Directors has unanimously adopted a resolution approving, and recommending to shareholders for approval, the Authorized Share Amendment. If the shareholders approve the proposed certificate of amendment, the Company will file the certificate of amendment with the Secretary of State of the State of New York. The certificate of amendment will become effective on the date the amendment is filed with the Secretary of State of the State of New York, or such later date as is specified in the filing. The Company expects the amendment to become effective as soon as practicable following the special meeting. The additional shares of Common Stock to be authorized by adoption of the certificate of amendment would have rights identical to the currently outstanding shares of Common Stock of the Company. Adoption of the certificate of amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except to the extent additional shares are actually issued, which may have certain effects as set forth below. The form of amendment is attached hereto as Annex A.

The Company currently has 50,000,000 authorized shares of Common Stock, of which 22,718,306 were outstanding as of May 13, 2010. The Company has reserved up to approximately [            ] shares of Common Stock for issuance in connection with the Company’s equity incentive plans, [            ] of which have been granted. Consequently, there are [            ] shares of Common Stock that are either issued or reserved for issuance, with only [            ] shares of authorized Common Stock available for future issuance.

The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to have a sufficient number of shares of Common Stock to provide a reserve of shares available for potential issuance under the Company’s currently contemplated rights offering and to meet business needs as they may arise in the future. Such business needs may include, without limitation, rights offerings, financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentive to employees, officers or directors, stock splits or similar transactions.

Other than potentially under the Company’s currently contemplated rights offering (as described below), the Company currently has no commitments, arrangements, understandings or agreements, whether oral or written, regarding any issuance of any portion of the additional authorized shares of Common Stock upon the approval of Proposal 1. The Company’s Board of Directors and management have recently had discussions regarding the need to raise additional capital. Among the options for raising capital currently under consideration by the Board of Directors is a rights offering under which all persons who hold shares of Common Stock as of a yet to be determined record date would receive at no cost rights to purchase shares of Common Stock at a fixed subscription price and in an amount proportional to their existing Common Stock ownership interest in the Company. If the Company determines to proceed with the rights offering, a registration statement relating to the underlying securities will be filed with the Securities and Exchange Commission. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This proxy statement shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state.

Possible Effects of the Proposed Amendment to the Certificate of Incorporation

If the shareholders approve the certificate of amendment, the Board of Directors will have the right to authorize the issuance of additional shares of Common Stock without further vote of the shareholders of the Company, except as provided under New York corporate law or under the rules of any securities exchange on which shares of Common Stock of the Company may then be listed. Current holders of Common Stock have no preemptive rights or similar rights, which means that such holders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their percentage ownership of the Company. The issuance of additional shares of Common Stock would decrease the proportionate equity interests of the Company’s current shareholders and, depending upon the price paid for such additional shares, could result in dilution to the Company’s current shareholders.

Although this proposal to increase the number of shares of Common Stock has been prompted by business and financial considerations of the Company and the proposed rights offering, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), shareholders should be aware that approval of the amendment could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid, or, without further shareholder approval, be issued under the Company’s “poison pill” which would give certain shareholders the right to acquire additional shares of Common Stock at a low price, making it prohibitively expensive for the acquiror to take control.

The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors is presented with an opportunity, or deems it appropriate to engage in a business transaction on an expedited basis and therefore needs to avoid the time (and expense) of seeking shareholder approval in connection with the contemplated action. If the amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or rules. The Company reserves the right to seek a further increase in the authorized number of shares from time to time as considered appropriate by the Board of Directors.

Vote Required

Approval of the Authorized Share Amendment will require approval by a majority of the shares of Common Stock that were outstanding on the Record Date. Accordingly, the Authorized Share Amendment will be approved if at least 11,359,154 shares of Common Stock are voted in favor of the Authorized Share Amendment. Following this shareholder approval, our Board of Directors will determine when, and if, to file the amendments with the Secretary of State of the State of New York. As of the Record Date, Steel Partners Holdings, L.P. and Warren G. Lichtenstein, collectively a beneficial holder of over 5% of our shares of Common Stock, and members of our Board of Directors and the executive officers (collectively, the “Affiliated Shareholders”) held a total of approximately 28.96% of the Common Stock entitled to vote at the special meeting. The Affiliated Shareholders have indicated that they will vote “FOR” the Authorized Share Amendment.

Appraisal and Dissenters’ Rights

No appraisal or dissenters’ rights are available under New York law or the Company’s Certificate of Incorporation or Amended and Restated By-Laws, as amended (“By-Laws”) to shareholders who dissent from the Authorized Share Amendment. The Company will not independently provide its shareholders with any such right.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE AUTHORIZED SHARE AMENDMENT TO

THE COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 2 — AMENDMENTS TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A

FORWARD STOCK SPLIT OF THE COMPANY’S COMMON STOCK

General

The Board of Directors has unanimously adopted a resolution approving, and recommending to shareholders for approval, amendments to the Company’s Certificate of Incorporation to effect a proposed Reverse Stock Split at a ratio of not less than one-for-[    ] and not more than one-for-[    ], immediately followed by the proposed Forward Stock Split at a ratio of not more than [    ]-for-one and not less than [    ]-for-one, and authorized the Board of Directors to file such amendments, in its sole discretion, at any time prior to [            ] such that shareholders owning of record fewer than [            ] shares of Common Stock following the Reverse Stock Split but prior to the Forward Stock Split (the “Cashed Out Shareholders”) (assuming the maximum ratio) will have such shares cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Reverse Stock Split. Following the Reverse Stock Split, the shares of all shareholders who are not Cashed Out Shareholders will be forward split pursuant to the Forward Stock Split. All fractional shares remaining following the Forward Stock Split will be cancelled and converted into the right to receive $[    ] (assuming the maximum ratio) for each share of Common Stock held of record prior to the Reverse/Forward Stock Split. The form of amendments are attached hereto as Annex B-1 and Annex B-2.

If the shareholders approve the Reverse/Forward Stock Split, subject to final action by the Board of Directors, the Company will file the amendments to the Company’s Certificate of Incorporation with the Secretary of State of the State of New York. The Reverse/Forward Stock Split will become effective on the date the amendments are filed with the Secretary of State of the State of New York, or such later date as is specified in the filings (the “Effective Date”). The Company expects the amendments to become effective as soon as practicable following the Special Meeting.

If the Reverse/Forward Stock Split is implemented, the number of authorized shares of our Common Stock, other than as a result of the approval by the Company’s shareholders of Proposal 1, or the par value of a share of Common Stock will not change by virtue of the implementation of the Reverse/Forward Stock Split. Except for the effects as a result of Cashed Out Shareholders and the payment for fractional shares to the remaining shareholders, each remaining shareholder will hold the same percentage of common stock outstanding immediately after the Reverse/Forward Stock Split as such shareholder held immediately prior to the Reverse Stock Split.

Our Board of Directors believes that reducing the number of shares of our common stock outstanding through the Reverse/Forward Stock Split will proportionately increase the per share price of our common stock and make our shares more appealing to investment funds and other institutional investors. An increase in stock price may also have the affect of meeting the initial listing requirements for listing on a National Stock Exchange. We also believe that our shareholders may benefit from a higher priced stock because of improved liquidity as a result of an increased interest from investment funds and other institutional investors and lower trading costs.

We believe that shareholder approval of a permissible reverse stock split ratio range and forward stock split ratio range (rather than using exact ratios) provides us with maximum flexibility to achieve the purposes of the Reverse/Forward Stock Split. If the shareholders vote to approve Proposal No. 1, the Reverse/Forward Stock Split will be effected, if at all, only upon a determination by our Board of Directors that the Reverse/Forward Stock Split is in our and the shareholders’ best interests at that time. In connection with any determination to effect the Reverse/Forward Stock Split, our Board of Directors will set the time for such stock splits and select specific ratios within each range. These determinations will be made by our Board of Directors with the intention of creating the greatest marketability for our Common Stock based upon prevailing market conditions at that time.

Our Board of Directors reserves the right to elect not to proceed with, and to abandon, the Reverse/Forward Stock Split if it determines, in its sole discretion, that this proposal is no longer in our and our shareholders’ best interests.

The Company had [            ] shares of Common Stock outstanding as of the Record Date. The Company estimates that approximately between $[    ] and $[    ] will be paid in cash in lieu of fractional shares.

Background and Purpose of the Reverse/Forward Stock Split

The Reverse/Forward Stock Split proposal is intended to result in a price level for our Common Stock that will broaden institutional investor interest and to assist the Company in meeting the initial listing requirements of a National Stock Exchange. We believe that a number of investment funds and other institutional investors are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. By decreasing the number of our shares of Common Stock outstanding through the Reverse/Forward Stock Split, we believe we may be able to raise our Common Stock price to a level where our Common Stock could be viewed more favorably by potential investors. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. A higher stock price could alleviate this concern. The combination of lower transaction costs and increased interest from institutional investors could have the effect of improving the trading liquidity of our Common Stock.

The Reverse Stock Split will also be beneficial to the Company and our shareholders by reducing the Company’s administrative burdens and costs by cashing out the Cashed-Out Shareholders. The cost of administering each shareholder’s account and the amount of time spent by our management in responding to shareholder requests is the same regardless of the number of shares held in the account. Accordingly, our cost of maintaining many small accounts is disproportionately high when compared with the total number of shares involved. In view of the disproportionate cost to us of maintaining small shareholder accounts, we believe that it would be beneficial to us and our shareholders as a whole to eliminate the administrative burden and cost associated with the approximately [    ] accounts containing fewer than [            ] shares (assuming the maximum Reverse Stock Split ratio).

Further, the Reverse Stock Split will enable holders of record of fewer than [            ] shares of our Common Stock to dispose of their investment at market value and, in effect, avoid brokerage fees on the transaction. Shareholders owning a small number of our shares would, if they chose to sell their shares otherwise, likely incur brokerage fees disproportionately high relative to the market value of their shares. In some cases, these shareholders might encounter difficulty in finding a broker willing to handle such small transactions.

Effecting the Forward Stock Split immediately after the Reverse Stock Split benefits us by preventing the Common Stock from having an unusually high value per share, which tends to decrease the liquidity of shares.

Our Board of Directors intends to effect the proposed Reverse/Forward Stock Split only if it believes at the time that the Reverse/Forward Stock Split would achieve some or all of these objectives and is otherwise in our and our shareholders’ best interest. Our Board of Directors may exercise its discretion not to implement the Reverse/Forward Stock Split. The Board of Directors will not implement the Reverse Stock Split without also implementing the Forward Stock Split.

Certain Risk Factors Associated with the Reverse/Forward Stock Split

•

While our Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse/Forward Stock Split will result in any particular price for our Common Stock or result in a per-share price that will attract investment funds or other institutional investors or that such share price will satisfy the investing guidelines of institutional investors. As a result, the trading liquidity of our Common Stock may not necessarily improve.

•

There can be no assurance that the market price per share of our Common Stock after the Reverse/Forward Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse/Forward Stock Split. The market price of our Common Stock will also be based on performance and other factors unrelated to the number of shares outstanding. Accordingly, the total market capitalization of our Common Stock after the Reverse/Forward Stock Split may be lower than the total market capitalization before the Reverse/Forward Stock Split.

•

If the Reverse/Forward Stock Split is effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse/Forward Stock Split.

•	The liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse/Forward Stock Split.

•

The increase in the number of authorized but unissued shares of our Common Stock may have a potential anti-takeover effect. Our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of shareholders, seeking to control us. The Reverse/Forward Stock Split is not being recommended by the Board of Directors as part of an anti-takeover strategy.

Impact of the Proposed Reverse/Forward Stock Split if Implemented

If approved and implemented, the Reverse/Forward Stock Split will take effect simultaneously and in the same ratio for all outstanding shares of our Common Stock. The Reverse/Forward Stock Split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in us, except to the extent that the Reverse/Forward Stock Split would result in any Cashed Out Shareholders or for the payment for fractional shares to the remaining shareholders. As described below, Cashed Out Shareholders and certain of the remaining shareholders will receive a cash payment in lieu of such fractional shares held by such shareholder immediately following the Reverse/Forward Stock Split. These cash payments will reduce the number of post-Reverse/Forward Stock Split holders of our Common Stock to the extent there are shareholders who would otherwise receive less than one share of Common Stock after the Reverse/Forward Stock Split. In addition, the Reverse/Forward Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares). The Reverse/Forward Stock Split will have no effect on the number of authorized shares of Common Stock, other than as a result of the approval by the Company’s shareholders of Proposal 1, or the par value of the Common Stock.

The principal effects of the Reverse/Forward Stock Split will be that:

•

depending on the ratios for the Reverse/Forward Stock Split selected by our Board of Directors, each [            ] or [            ] shares of our Common Stock (or whole number of shares within that range) owned by a shareholder will be combined into [            ] or [            ] shares of Common Stock;

•

depending upon the Reverse/Forward Stock Split ratios selected by our Board of Directors, the number of shares of common stock issued and outstanding will be reduced from approximately [            ] shares to a range of approximately [            ] shares to [            ] shares;

•

based upon the Reverse/Forward Stock Split ratios selected by our Board of Directors, proportionate adjustments will be made to the per-share exercise price and the number of shares issuable upon the exercise of outstanding stock options, which will result in approximately the same aggregate price that would have been required to be paid upon exercise of such options, immediately preceding the Reverse/Forward Stock Split; and

•

the aggregate number of shares issuable pursuant to stock options, under each of our existing incentive compensation plans will be reduced proportionately based upon the Reverse/Forward Stock Split ratios selected by our Board of Directors.

The following tables illustrate the principal effects of the Reverse/Forward Stock Split on the Common Stock.

	Prior to Reverse/Forward Stock Split	After Reverse/Forward Stock Split

Number of shares of Common Stock:
Authorized
Outstanding(1)
Available for future issuance(2)
Financial Data(3):
Shareholders’ Equity:
Preferred stock	$—	$—
Common stock
Capital in excess of par value
Accumulated deficit
Accumulated other comprehensive loss
Total shareholders’ equity deficiency

	Prior to Reverse/Forward Stock Split	After Reverse/Forward Stock Split
Net (loss) per share:
Year ended August 1, 2009	$	$
Book value per common share

(1)	Gives effect to a [ ]-for-1 Reverse Stock Split and 1-for [ ] Forward Stock Split as if they occurred on the record date, subject to further adjustment.
(2)	Upon effectiveness of the Reverse/Forward Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding would increase, as reflected in this table. Although this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors of the Company or contemplating a tender offer or other transaction for the combination of the Company with another entity), the Reverse/Forward Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and shareholders. Other than the proposals in this proxy, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Company’s Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

(3)	Balance sheet data gives effect to the Reverse/Forward Stock Split as if it occurred on , 2010, subject to further adjustment.

In addition, if approved and implemented, the Reverse/Forward Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board of Directors believes, however, that these potential effects are substantially outweighed by the benefits of the Reverse/Forward Stock Split.

Board Discretion to Implement the Reverse/Forward Stock Split

If the Reverse/Forward Stock Split is approved by our shareholders, it will be effected, if at all, only upon a determination by our Board of Directors that a Reverse/Forward Stock Split (at a ratio determined by our Board of Directors as described above) is in our and our shareholders’ best interests. The Board of Directors will not effect the Reverse Stock Split without also effecting the Forward Stock Split, and will not effect the Forward Stock Split without also effecting the Reverse Stock Split. The Board of Directors’ determination as to whether the Reverse/Forward Stock Split will be effected and, if so, at what ratio the Reverse Stock Split and the Forward Stock Split will be effected, will be based upon several factors, including existing and expected marketability and liquidity of our Common Stock, prevailing market conditions and the likely effect on the market price of our Common Stock.

Payment for Fractional Shares

Within ten days after the Effective Date, the Company will mail to Cashed Out Shareholders and remaining shareholders holding fractional shares following the Reverse/Forward Stock Split a notice of the filing of the certificates of amendment and a letter of transmittal containing instructions with respect to the submission of shares of Common Stock to the Company. No certificates or scrip representing fractional shares of Common Stock shall be issued in connection with the Reverse/Forward Stock Split. Instead, Cashed Out Shareholders upon surrender of their old certificates, will receive cash in lieu of the fractional share of Common Stock resulting from the Reverse Stock Split. Remaining shareholders holding fractional shares following the Forward Stock Split, upon surrender of their old certificates, will receive cash in lieu of the fractional share of Common Stock resulting from the Reverse/Forward Stock Split and remaining shareholders will also receive a new stock certificate for the full amount of shares held by such remaining shareholder. For both Cashed Out Shareholders and remaining shareholders, such cash will be paid within approximately ten days following surrender of the old certificates. The price payable to Cashed Out Shareholders for fractional shares will be determined by multiplying the number of shares of Common Stock held of record by each Cashed Out Shareholder immediately before the Effective Date by the average closing sale price of shares of Common Stock for the ten trading days immediately prior to the Effective Date or, if no such sale takes place on such days, the average of the closing bid and ask prices for such days, in each case as officially reported by Over The Counter Bulletin Board. The price payable to remaining shareholders holding fractional shares immediately following the

Reverse/Forward Stock Split will be determined by multiplying such number of fractional shares of Common Stock held of record by each remaining shareholder immediately following the Forward Stock Split by [    ] (assuming the maximum reverse stock split ratio) then by [    ] (assuming the minimum Forward Stock Split ratio) then by the average closing price of shares of Common Stock for the ten trading days immediately prior to the Effective Date or, if no such sale takes place on such days, the average of the closing bid and ask prices for such days, in each case as officially reported by Over The Counter Bulletin Board.

Cashed Out Shareholders following the Reverse Stock Split and remaining shareholders holding fractional shares following the Forward Stock Split will be entitled to receive, and the Company will be obligated to make payment for, cash in lieu of fractional shares only by transmitting stock certificate(s) for shares of Common Stock to the Company, together with the properly executed and completed letter of transmittal. Cashed Out Shareholders following the Reverse Stock Split and remaining shareholders holding fractional shares following the Forward Stock Split may incur a fee in connection with insuring the package (with share certificate and Letter of Transmittal) that is sent to the Company’s transfer agent. Cashed Out Shareholders following the Reverse Stock Split and remaining shareholders holding fractional shares following the Forward Stock Split who have lost their certificate would incur an additional fee for a surety bond, which is a minimum of $25.00 or two percent of the fair market value for the lost shares.

Any holder of record of fewer than [            ] shares of Common Stock who desires to retain an equity interest in the Company after the Effective Date may do so by purchasing, prior to the Effective Date, a sufficient number of shares of Common Stock such that the total number of shares held of record in such holder’s name immediately prior to the Reverse/Forward Stock Split is equal to or greater than [    ]. Due to the limited trading market for the Company’s Common Stock it is possible that a shareholder desiring to retain an equity interest in the Company may not be able to purchase enough shares to retain an equity interest in the Company at a fair price or at all.

Effect on Beneficial Holders of Common Stock (i.e. Shareholders Who Hold in “Street Name”)

Upon the Reverse/Forward Stock Split, we intend to treat shares held by shareholders in “street name” (i.e., through a bank, broker or other nominee) in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse/Forward Stock Split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse/Forward Stock Split and making payment for fractional shares. If a shareholder holds shares of our Common Stock with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e. Shareholders that are Registered on our Transfer Agent’s Books and Records but do not Hold Stock Certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a shareholder holds registered shares in book-entry form with our transfer agent, the shareholder will be required to complete and return to our transfer agent a letter of transmittal in order to be credited with post-Reverse/Forward Stock Split shares or to receive cash payment in lieu of any fractional share interest. A form of letter of transmittal will be furnished to each such shareholder by our transfer agent, Continental Stock Transfer and Trust Company, after the Effective Date. If a shareholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the shareholder’s registered address as soon as practicable after receipt of the letter of transmittal by our transfer agent. By signing and returning the letter of transmittal, shareholders will warrant that they owned the shares of Common Stock to which the letter of transmittal relates.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse/Forward Stock Split will not affect the par value of a share of our Common Stock. As a result, as of the Effective Date, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse/Forward Stock Split ratios (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per-share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Exchange of Certificates

If you are a remaining shareholder with a stock certificate representing your shares, your stock certificate(s) must be exchanged for a new stock certificate(s) that will bear a new CUSIP number. The Company’s transfer agent will furnish shareholders with the necessary materials and instructions to effect the surrender promptly following the Effective Date of the Reverse/Forward Stock Split. The letter of transmittal will direct how old certificates are to be surrendered for new certificates. Shareholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to the transfer agent in accordance with the instructions set forth in the transmittal letter before they can receive their new stock certificate(s) for those shares. The letter of transmittal will also contain instructions in the event that your certificate(s) has been lost, destroyed, or mutilated. Do not send your stock certificates to us, and do not send them to the transfer agent until you have received a transmittal letter and followed the instructions in the letter of transmittal.

Certain Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reverse/Forward Stock Split; however, this does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse/Forward Stock Split. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to shareholders who are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). Tax treatment may vary depending upon particular facts and circumstances. Accordingly, each Shareholder should consult with his or her own tax advisor concerning the effects of the Reverse/Forward Stock Split and, in particular, the manner in which the tax basis and holding period of the shareholder’s post-split shares will be determined.

Each shareholder should recognize no gain or loss upon the exchange of pre-split shares for post-split shares pursuant to the Reverse/Forward Stock Split. Cash payments in lieu of a fractional post-split share should generally be treated as if the fractional share were issued and then redeemed by the Company for cash. Each shareholder should then recognize capital gain or loss equal to the difference, if any, between the amount of cash received and the basis in the fractional share.

The aggregate tax basis of the post-split shares received in the Reverse/Forward Stock Split (including any fraction of a post-split share deemed to have been received) will be the same as the aggregate tax basis in the pre-split shares exchanged. The holding period for the post-split shares will include the period during which the pre-split shares surrendered in the Reverse/Forward Stock Split were held.

The Company believes that the Reverse/Forward Stock Split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Internal Revenue Code. As a result, the Company will not recognize any gain or loss as a result of the Reverse/Forward Stock Split.

Effect of Reverse/Forward Stock Split

After shareholder approval of the Reverse/Forward Stock Split, we will submit notification to the OTCBB of the Reverse/Forward Stock Split pursuant to their requirements. In connection with the required notification, the Company will receive a new CUSIP Number and the OTCBB will assign a new ticker symbol for our common stock.

Vote Required

Approval of the Reverse/Forward Stock Split will require approval by a majority of the shares of Common Stock that were outstanding on the Record Date. Accordingly, the Reverse Stock Split and Forward Stock Split will be approved if at least 11,359,154 shares of Common Stock are voted in favor of the Reverse/Forward Stock Split. Following this shareholder approval, our Board of

Directors will determine when, and if, to file the amendments with the Secretary of State of the State of New York. As of the Record Date, the Affiliated Shareholders held a total of approximately 28.96% of the Common Stock entitled to vote at the special meeting. The Affiliated Shareholders have indicated that they will vote “FOR” the Reverse/Forward Stock Split.

Appraisal and Dissenters’ Rights

No appraisal or dissenters’ rights are available under New York law or the Company’s Certificate of Incorporation or By-Laws to shareholders who dissent from the Reverse/Forward Stock Split. The Company will not independently provide its shareholders with any such right.

Auditors

Representatives of BDO Seidman, LLP, our independent registered public accounting firm for the fiscal year ending July 31, 2010, will be present at the special meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders in attendance.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT AND THE

FORWARD STOCK SPLIT AND THE RELATED AMENDMENTS TO THE

COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF

INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “DEL GLOBAL

TECHNOLOGIES CORP.” TO “DGT HOLDINGS CORP.”

General

On November 24, 2009, the Company, pursuant to an Asset Acquisition Agreement, transferred certain assets and product lines of its Del Medical business. Pursuant to the Asset Acquisition Agreement, the Company agreed to seek shareholder approval to change our name to a form that does not include, “Del,” “Del Medical,” or “Universal.” The Board of Directors has unanimously adopted a resolution approving and recommending to the shareholders for their approval an amendment to the Company’s Certificate of Incorporation to change the Company’s name from “Del Global Technology Corp.” to “DGT Holdings Corp.” The form of amendment is attached hereto as Annex C.

If the shareholders approve the Name Change Amendment, the Company will file the amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of New York. The Name Change Amendment will become effective on the date the amendment is filed with the Secretary of State of the State of New York, or such later date as is specified in the filing. The Company expects the amendment to become effective as soon as practicable following the Special Meeting.

Effect of Amendment

The change in corporate name will not affect the status of the Company or the rights of any shareholders in any respect, or the validity or transferability of stock certificates presently outstanding. The Company’s shareholders will not be required to exchange stock certificates solely to reflect the new name. If a physical certificate represents a shareholder’s shares of Common Stock currently, that certificate will continue to represent such shareholder’s ownership of such shares. It will not be necessary for shareholders to surrender stock certificates bearing the Company’s former corporate name. When physical certificates are presented for transfer in the ordinary course, or, as may be required should Proposal 2 be effected, new certificates bearing the new corporate name will be issued.

After shareholder approval of the Name Change Amendment, we will submit notification to the OTCBB of the name change pursuant to their requirements.  In connection with the required notification, the OTCBB will assign a new ticker symbol for our common stock.

Vote Required

Approval of the Name Change Amendment will require approval by a majority of the shares of Common Stock that were outstanding on the Record Date. Accordingly, the Name Change Amendment will be approved if at least 11,359,154 shares of Common Stock are voted in favor of the Name Change Amendment. Following this shareholder approval, our Board of Directors will determine when, and if, to file the amendments with the Secretary of State of the State of New York. As of the Record Date, the Affiliated Shareholders held a total of approximately 28.96% of the Common Stock entitled to vote at the special meeting. The Affiliated Shareholders have indicated that they will vote “FOR” the Name Change Amendment.

Appraisal and Dissenters’ Rights

No appraisal or dissenters’ rights are available under New York law or the Company’s Certificate of Incorporation or By-Laws to shareholders who dissent from the Name Change Amendment. The Company will not independently provide its shareholders with any such right.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE NAME CHANGE AMENDMENT TO THE

COMPANY’S CERTIFICATE OF INCORPORATION.

OTHER INFORMATION

The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may solicit proxies on behalf of the Company in person or by telephone, facsimile or other electronic means without additional compensation.

The Board of Directors is aware of no other matters that are to be presented to the shareholders for action at the meeting. If, however, any other matters properly come before the meeting, or any continuation of the meeting pursuant to adjournment or postponement thereof, the persons named in the enclosed form of proxy will vote such proxies in accordance with their judgment on such matters.

The Company has made available to all shareholders of record as of [            ], 2010 a copy of the Company’s 2009 Annual Report (without exhibits). Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended August 1, 2009; upon the written request of any shareholder, the exhibits filed with the Company’s 2009 Annual Report will be supplied without charge. Requests should be directed to Del Global Technologies Corp., 100 Pine Aire Drive, Bay Shore, New York 11706.

Shareholder Proposals

Deadline for Receipt of Shareholder Proposals

Shareholder proposals that are intended to be presented at the Company’s 2011 annual meeting of shareholders must be received by the Company at the Company’s principal executive office located at 100 Pine Aire Drive, Bay Shore, New York 11706 no later than July 17, 2010 in order to be included in the proxy statement for that meeting. Shareholders wishing to nominate directors or bring a proposal before the 2011 annual meeting of shareholders (but not include it in the Company’s proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no earlier than July 17, 2010 and no later than August 16, 2010. If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the date of the prior year’s meeting, then the deadline for providing written notice of a proposal to be included in the proxy statement for the Company’s 2011 annual meeting of shareholders is a reasonable time before the Company begins to make available its proxy materials to shareholders.

Discretionary Voting Authority

On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company’s proxy statement. This amendment provides that if the Company does not receive notice of a proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The date by which such notice must be received by the Company for the 2011 annual meeting is September 30, 2010. If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company sends its proxy materials for the current year in order for the Company to be allowed to use its discretionary voting authority.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this document. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this document, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This document incorporates by reference our Annual Report on Form 10-K for the fiscal year ended August 1, 2009 and our Quarterly Report a Form 10-Q for the quarters ended October 31, 2009 and January 30, 2010, each of which was filed previously with the SEC and contains important information about the Company and its financial condition, including information contained in our 2009 Annual Report under the captions “Financial Statements and Supplementary Data,” Management’s Discussion and Analysis of Financial Condition and Results of Operations,” Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” and “Quantitative and Qualitative Disclosures about Market Risk.” A copy of the 2009 Annual Report accompanies this Proxy Statement.

The Company will amend this Proxy Statement to include or incorporate by reference any additional documents that the Company may file with the SEC under Section 13(a), 13(e), 14, or 15(d) of the Exchange Act after the date of this document to the extent required to fulfill our disclosure obligations under the Exchange Act.

The Company will provide, without charge, to each person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this proxy statement. You may obtain a copy of these documents and any amendments thereto by writing to the Corporate Secretary at the following address: Del Global Technologies Corp., 100 Pine Aire Drive, Bay Shore, New York 11706. These documents are also included in our SEC filings, which you can access electronically at the SEC’s web site at http://www.sec.gov.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are “forward-looking” statements, as well as historical information. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. The Company’s actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by these and other factors.

By Order of the Board of Directors,

/s/ John J. Quicke
President and Chief Executive Officer

Bay Shore, New York

May 14, 2010

ANNEX A:

PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO

INCREASE FROM 50,000,000 SHARES TO [            ] SHARES THE AGGREGATE

NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED BY THE COMPANY

Certificate of Amendment

of

the Certificate of Incorporation

of

Del Global Technologies Corp.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1. The name of the corporation is Del Global Technologies Corp. (the “Corporation”).

2. The Certificate of Incorporation of the Corporation was filed by the Department of State on the October 26, 1954.

3. The amendment of the Certificate of Incorporation effected by this certificate of amendment is as follows:

To increase the number of authorized shares of common stock, $0.10 par value, from fifty million (50,000,000) shares to one hundred million (100,000,000) shares, $0.10 par value.

4. To accomplish the foregoing amendment, paragraph “Third” of the Certificate of Incorporation of the Corporation is hereby amended to read as follows:

“THIRD: the aggregate number of shares which the Corporation shall have authority to issue is one hundred million (100,000,000) shares of common stock, $0.10 par value.”

5. The Amendment of the Certificate of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a special meeting of the Corporation’s shareholders duly called and held on [            ], 2010.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this      day of             , 2010.

DEL GLOBAL TECHNOLOGIES CORP.

Name:	John J. Quicke
Title:	President and Chief Executive Officer

A-2

ANNEX B-1:

PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO

EFFECT REVERSE STOCK SPLIT

Certificate of Amendment

of

the Certificate of Incorporation

of

Del Global Technologies Corp.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1. The name of the corporation is Del Global Technologies Corp. (the “Corporation”).

2. The Certificate of Incorporation of the Corporation was filed by the Department of State on October 26, 1954.

3. Immediately upon the effectiveness of this Amendment to the Corporation’s Certificate of Incorporation pursuant to the New York Business Corporation Law (the “Effective Time”), each [            ] ([            ]) issued and outstanding shares of the Corporation’s Common Stock, par value $0.10 per share, shall be converted into one (1) new share of the Corporation’s Common Stock, $0.10 par value per share, as constituted following the Effective Time.

4. To accomplish the foregoing Amendment to the Certificate of Incorporation of the Corporation, the following paragraph is added immediately after article THIRD:

“THIRD A: Effective as of the effectiveness of the amendment to this Certificate of Incorporation adding this Article THIRD A thereto (the “Amendment”) and without regard to any other provision of this Certificate of Incorporation, each one (1) share of Common Stock, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the time this Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one-[            ] (1/[    ]th) of a fully paid and nonassessable share of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any registered holder of fewer than [            ] shares of Common Stock immediately prior to the time this amendment becomes effective, and that instead of issuing such fractional shares to such holders, such fractional shares shall be cancelled and converted into the right to receive the cash payment of $[    ] per share on a pre-split basis to each shareholder owning fewer than [            ] shares of Common Stock immediately prior to the effective time of this amendment.”

5. The Amendment of the Certificate of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a special meeting of the Corporation’s shareholders duly called and held on [            ], 2010.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this      day of             , 2010.

DEL GLOBAL TECHNOLOGIES CORP.

Name:	John J. Quicke
Title:	President and Chief Executive Officer

ANNEX B-2:

PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO

EFFECT FORWARD STOCK SPLIT

Certificate of Amendment

of

the Certificate of Incorporation

of

Del Global Technologies Corp.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1. The name of the corporation is Del Global Technologies Corp. (the “Corporation”).

2. The Certificate of Incorporation of the Corporation was filed by the Department of State on October 26, 1954.

3. Immediately upon the effectiveness of this Amendment to the Corporation’s Certificate of Incorporation pursuant to the New York Business Corporation Law (the “Effective Time”), each one (1) issued and outstanding share of the Corporation’s Common Stock, par value $0.10 per share, shall be converted into [            ] ([            ]) shares of the Corporation’s Common Stock, $0.10 par value per share, as constituted following the Effective Time.

4. To accomplish the foregoing Amendment to the Certificate of Incorporation of the Corporation, the following paragraph is added immediately after article THIRD A:

“THIRD B: Effective as of the effectiveness of the amendment to this Certificate of Incorporation adding this Article THIRD B thereto (the “Amendment”) and without regard to any other provision of this Certificate of Incorporation, each one (1) share Common Stock, either issued or outstanding or held by the Corporation as treasury stock, and any fractional share held by any shareholder who holds in excess of one (1) share immediately prior to the time this Amendment becomes effective shall and is hereby automatically reclassified and changed (without any further act) into [            ] ([    ]) fully-paid and nonassessable shares of Common Stock without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued as a result of this Amendment, and that instead of issuing such fractional shares, such fractional shares shall be canceled and converted into the right to receive the cash payment of $[    ] per share on a pre-split basis.”

5. The Amendment of the Certificate of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a special meeting of the Corporation’s shareholders duly called and held on [            ], 2010.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this      day of             , 2010.

DEL GLOBAL TECHNOLOGIES CORP.

Name:	John J. Quicke
Title:	President and Chief Executive Officer

ANNEX C:

PROPOSED FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO

EFFECT NAME CHANGE

Certificate of Amendment

of

the Certificate of Incorporation

of

DEL GLOBAL TECHNOLOGIES CORP.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1. The name of the corporation is Del Global Technologies Corp (the “Corporation”).

2. The Certificate of Incorporation of the Corporation was filed by the Department of State on October 26, 1954.

3. Immediately upon the effectiveness of this Amendment to the Corporation’s Certificate of Incorporation pursuant to the New York Business Corporation Law (the “Effective Time”), the Corporation’s name shall be DGT Holdings Corp.

4. To accomplish the foregoing Amendment to the Certificate of Incorporation of the Corporation, Article FIRST is amended and restated as follows:

“FIRST: The name of the Corporation is DGT Holdings Corp.”

5. The Amendment of the Certificate of Incorporation was authorized by vote of the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at a special meeting of the Corporation’s shareholders duly called and held on [            ], 2010.

[SIGNATURE PAGE FOLLOWS]

C-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this      day of             , 2010.

DEL GLOBAL TECHNOLOGIES CORP.

Name:	John J. Quicke
Title:	President and Chief Executive Officer

C-2

DEL GLOBAL TECHNOLOGIES CORP. ATTN: MARK A. ZORKO 100 PINE AIRE DRIVE BAY SHORE, NEW YORK 11706	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [ ].

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DEL GLOBAL TECHNOLOGIES CORP. The Board of Directors unanimously recommends that you vote FOR the following proposals:

		For	Against	Abstain
1.	TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS AMENDED (“CERTIFICATE OF INCORPORATION”) TO INCREASE THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY FROM 50,000,000 TO 100,000,000	☐	☐	☐

		For	Against	Abstain
2.	TO APPROVE AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN ONE-FOR-[ ], NOR MORE THAN ONE-FOR-[ ], AT ANY TIME PRIOR TO [ ], WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS, AND TO EFFECT A FORWARD STOCK SPLIT OF THE COMPANY’S COMMON STOCK IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN [ ]-FOR-ONE, NOR MORE THAN [ ]-FOR-ONE, AT ANY TIME PRIOR TO [ ], WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS	☐	☐	☐

		For	Against	Abstain
3.	TO APPROVE OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “DEL GLOBAL TECHNOLOGIES CORP.” TO “DGT HOLDINGS CORP.”	☐	☐	☐

DISCRETIONARY AUTHORITY:

In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO APPROVE (1) THE INCREASE IN AUTHORIZED SHARES FROM 50,000,000 TO 100,000,000, (2)THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN ONE-FOR-[    ], NOR MORE THAN ONE-FOR-[    ] AT ANY TIME PRIOR TO [    ], WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS, AND TO EFFECT A FORWARD STOCK SPLIT OF THE COMPANY’S COMMON STOCK IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN [    ]-FOR-ONE, NOR MORE THAN [    ]-FOR-ONE, AT ANY TIME PRIOR TO [    ], WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS, AND (3) THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “DEL GLOBAL TECHNOLOGIES CORP.” TO “DGT HOLDINGS CORP.”

	For address changes and/or comments, please check this box and write them on the back where indicated.	☐

		☐	☐
Please indicate if you plan to attend this meeting.		Yes	No

NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee, or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer with the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on [                    ]:

This Form of Proxy Card, the Proxy Statement and our Annual Report on Form 10K for the year ended August 1, 2009 are available on the Internet at the following address:

[                    ]

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DEL GLOBAL TECHNOLOGIES CORP.

Proxy – Special Meeting of Shareholders

[        ] [    ], 2010

The undersigned, a shareholder of Del Global Technologies Corp., a New York corporation (the “Company”), does hereby appoint John J. Quicke and Mark A. Zorko and each of them (with full power to act alone), the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2010 Special Meeting of Shareholders of the Company to be held at the offices of OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP, Park Avenue Tower, 65 East 55th Street, New York, NY 10022 on [        ] [    ], 2010 at [    ]:[    ] [    ]M Eastern Time, or at any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledge receipt of a copy of the Proxy Statement, dated [        ] [    ], 2010 and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended August 1, 2009.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE APPROVE (1) THE INCREASE IN AUTHORIZED SHARES FROM 50,000,000 TO 100,000,000, (2)THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN ONE-FOR-[    ], NOR MORE THAN ONE-FOR-[    ] AT ANY TIME PRIOR TO [    ], WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS, AND TO EFFECT A FORWARD STOCK SPLIT OF THE COMPANY’S COMMON STOCK IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NOT LESS THAN [    ]-FOR-ONE, NOR MORE THAN [    ]-FOR-ONE, AT ANY TIME PRIOR TO [    ], WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS, AND (3) THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “DEL GLOBAL TECHNOLOGIES CORP.” TO “DGT HOLDINGS CORP.”

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.